                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant    [   ]
Check the appropriate box:
[ X]   Preliminary Proxy Statement
[    ] Definitive Proxy Statement
[    ] Definitive Additional Materials
[    ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                               Paragon Portfolio
                                4900 Sears Tower
                            Chicago, Illinois  60606
       ________________________________________________________________
                (Name of Registrant as specified in its Charter)

                               Paragon Portfolio
       ----------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6(i) (1), or 14a-6(i)(2).
[  ] $500 per each party to the controversy pursuant to Exchange Act Rule
     14a-6(i) (3).
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.
[  ] $125 per Item 22(a) (2) of Exchange Act Schedule 14A.

     1)  Title of each class of securities to which transaction applies: N/A

     2)  Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011:* N/A

     4)  Proposed maximum aggregate value of transaction: N/A

     * Set forth the amount on which the filing is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount previously paid:                          N/A
          2)  Form, schedule or Registration statement No.:    N/A
          3)  Filing Party:                                    N/A
          4)  Date Filed:                                      N/A
Notes:

                               PARAGON PORTFOLIO


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER ___, 1995


     Notice is hereby given that a Special Meeting of the Shareholders ("Special Meeting") of the Paragon Treasury Money Market Fund ("Paragon Money Market"), Paragon Short-Term Government Fund ("Paragon Short-Term"), Paragon Intermediate-Term Bond Fund ("Paragon Intermediate"), Paragon Louisiana Tax-Free Fund ("Paragon Louisiana"), Paragon Value Growth Fund ("Paragon Growth"), Paragon Value Equity Income Fund ("Paragon Equity"), Paragon Gulf South Growth Fund ("Paragon Gulf South"), Paragon Power Intermediate-Term Bond Portfolio ("Paragon Power Intermediate"), Paragon Power Value Growth Portfolio ("Paragon Power Growth"), Paragon Power Value Equity Income Portfolio ("Paragon Power Equity"), and Paragon Power Gulf South Growth Portfolio ("Paragon Power Gulf South"), separate series of the Paragon Portfolio (the "Trust"), will be held at the Trust's offices at 10:00 am. (Eastern Time) at 4900 Sears Tower, Chicago, Illinois 60606, for the following purposes:

     1. To approve an Investment Advisory Agreement between Banc One Investment Advisors Corporation ("BOIA") and the Trust with respect to the eleven portfolios (the "Funds") of the Trust;

     2. To approve a Sub-Investment Advisory Agreement between Banc One Investment Advisors Corporation and Goldman Sachs Asset Management with respect to Paragon Treasury Money Market Fund;

     3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     The proposed Investment Advisory Agreement and proposed Sub-Investment Advisory Agreement will become effective only upon the acquisition of Premier Bancorp, Inc. by BANC ONE CORPORATION. The proposals referred to above are discussed in the Proxy Statement attached to the Notice. Each Shareholder is invited to attend the Special Meeting in person.

     Shareholders of record at the close of business on November 17, 1995 (the "Shareholders") are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

                                    By Order of the Trustees


                                    Michael J. Richman
                                    Secretary

December   , 1995


YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUNDS AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                               PARAGON PORTFOLIO

                                4900 Sears Tower
                            Chicago, Illinois 60606
                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD DECEMBER  ____, 1995

                                PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of Paragon Portfolio (the "Trust"). The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to the Trust or by appearing personally and electing to vote on December _____, 1995 at the Special Meeting of Shareholders of the Funds at 10:00 am. (Eastern Time) at 4900 Sears Tower, Chicago, Illinois 60606 (such meeting and any adjournment thereof is referred to herein as the "Special Meeting"). The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne by Banc One Investment Advisers Corporation. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust or Goldman Sachs Asset Management ("GSAM") (the Trust's administrator pursuant to an administration agreement between GSAM and the Trust dated as of December 15, 1989, as amended July 1 , 1991 and October 20, 1994 (the "Administration Agreement")). In the event that a Shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those Shares in favor of such proposal(s).

     Only Shareholders of record at the close of business on November 17, 1995 will be entitled to vote at the Special Meeting. On November 17, 1995, Paragon Money Market had outstanding _________________ shares of beneficial interest ("Shares"), Paragon Short-Term had________________Shares outstanding, Paragon Intermediate had _________________ Shares outstanding, Paragon Louisiana had _________________ Shares outstanding, Paragon Growth had _________________
Shares outstanding, Paragon Equity had _________________ Shares outstanding, Paragon Gulf South had _________________ Shares outstanding, Paragon Power Intermediate had _________________ Shares outstanding , Paragon Power Growth had _________________ Shares outstanding, Paragon Power Equity had _________________ Shares outstanding, and Paragon Power Gulf South had
_________________ Shares outstanding. Each Share of each Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter to be acted upon at the Special Meeting. This proxy statement and the enclosed proxy card will be sent to Shareholders of record on or about December _____, 1995.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal. If approved by Shareholders, the proposed Investment Advisory Agreement and proposed Sub-Investment Advisory Agreement will become effective only if Premier Bancorp, Inc. is acquired by BANC ONE CORPORATION.

     The Trust's executive offices are located at 4900 Sears Tower, Chicago, Illinois 60606. This proxy statement and the enclosed Notice of Special Meeting and form of proxy are first being mailed to Shareholders on or about December ___, 1995.

     A COPY OF THE TRUST'S ANNUAL REPORT DATED NOVEMBER 30, 1994 AND SEMI-ANNUAL REPORT DATED MAY 31, 1995 ARE AVAILABLE UPON REQUEST FROM GSAM AND MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-800-525-8907.

                                  INTRODUCTION

     This Special Meeting is being called for the following purposes: (1) to approve an Investment Advisory Agreement between Banc One Investment Advisors Corporation ("BOIA") and the Trust with respect to the Funds; (2) to approve a Sub-Investment Advisory Agreement between BOIA and Goldman Sachs Asset Management ("GSAM"); and (3) to transact such other business as may properly come before the Special Meeting or any adjournment thereof. Execution of the Investment Advisory Agreement and the Sub-Investment Advisory Agreement are contingent upon the acquisition of Premier Bancorp, Inc. by BANC ONE CORPORATION.

     Approval of Proposal (1) and (2) as to each Fund requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares of such Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of such Fund.


                              SUMMARY OF PROPOSALS

     DESCRIPTION OF PROPOSAL                  FUND SOLICITED

(1)  Approval of an Investment                Paragon Money Market




     Advisory Agreement between               Paragon Short-Term
     BOIA and the Trust                       Paragon Intermediate
                                              Paragon Louisiana
                                              Paragon Growth
                                              Paragon Equity
                                              Paragon Gulf South
                                              Paragon Power Intermediate
                                              Paragon Power Growth
                                              Paragon Power Equity
                                              Paragon Power Gulf South

(2)  Approval of a Sub-Investment             Paragon Money Market
     Advisory Agreement between
     BOIA and GSAM


                 PROPOSAL (1) - APPROVAL OF INVESTMENT ADVISORY
                      AGREEMENT BETWEEN BOIA AND THE TRUST
                           WITH RESPECT TO EACH FUND

     On October 31, 1995, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or BOIA, as defined in the 1940 Act, unanimously approved the form of a new investment advisory agreement between BOIA and the Trust on behalf of each of the respective Funds. A copy of the form of the proposed investment advisory agreement between BOIA and the Trust appears as Exhibit A to this proxy statement. The Trustees propose that the Shareholders of each of the Funds vote to reconfigure the investment advisory arrangement with respect to the Funds by selecting BOIA as the investment adviser of each of the Funds.

Current Investment Advisory Contract
------------------------------------

     At the present time, Premier Investment Advisers, L.L.C., ("Premier"), an indirect subsidiary of Premier Bancorp, Inc., serves as investment adviser to Paragon Short-Term, Paragon Intermediate, Paragon Growth, Paragon Equity, Paragon Louisiana, Paragon Gulf South, Paragon Power Intermediate, Paragon Power Growth, Paragon Power Equity, and Paragon Power Gulf South and as sub-adviser to Paragon Money Market. Goldman Sachs Asset Management ("GSAM") serves as investment adviser to Paragon Money Market pursuant to an investment advisory
agreement dated December 15, 1989.   Premier became the Funds' investment
adviser or subadviser on December 31, 1993, as the result of the transfer to it of each Fund's investment advisory or sub-advisory agreement with Premier Investment Advisors, Inc. ("PIA Inc."), the Funds' previous investment adviser or sub-adviser. The investment advisory agreements and the sub-advisory agreement were most recently approved by the Trustees, including the "non-interested" Trustees, on February 2, 1995, by the shareholders of each Fund (other than Paragon Gulf South) on April 19, 1991 and by the shareholders of Paragon Gulf South on October 30, 1992. The investment advisory agreements and the sub-advisory agreement are effective until April 30, 1996. However, the Trust's advisory arrangements will terminate as a matter of law upon the acquisition of Premier Bancorp, Inc., the indirect parent of Premier, by BANC ONE CORPORATION ("BANC ONE"), the indirect parent of BOIA. The acquisition of Premier Bancorp, Inc. by BANC ONE is expected to be completed in early 1996.

     Under each of the separate investment advisory agreements between the relevant adviser and the Trust on behalf of each Fund, the adviser, subject to the supervision of the Trustees of the Trust and in conformity with the stated policies of each Fund, acts as investment adviser and directs the investments of the Fund. The advisers are responsible for the management of each Fund's assets in accordance with such Fund's investment objectives and policies.

     Premier and GSAM are entitled to receive investment advisory fees from each Fund for which they act as adviser equal to an annual rate, as a percentage of the Fund's average daily net assets, as follows:

                                    Management Fee
                                    --------------
Paragon Money Market                     .20%
Paragon Short-Term                       .50%
Paragon Intermediate                     .50%
Paragon Louisiana                        .50%
Paragon Growth                           .65%
Paragon Equity                           .65%
Paragon Gulf South                       .65%
Paragon Power Intermediate               .50%
Paragon Power Growth                     .65%
Paragon Power Equity                     .65%
Paragon Power Gulf South                 .65%

     Pursuant to the subadvisory agreement among Paragon Money Market, GSAM and Premier, Premier reviews on a quarterly basis the portfolio and investment strategy of Paragon Money Market and consults with GSAM as needed regarding that Fund's investments. As compensation, GSAM pays to Premier quarterly a subadvisory fee equal, on an annual basis, to .10% of that Fund's average daily net assets. The Fund pays only the .20% advisory fee to GSAM and is not responsible for the payment of the .10% subadvisory fee to Premier.

     For the fiscal year ended November 30, 1994, the amount of advisory fees paid by each Fund then in existence to Premier or GSAM was as follows:

Paragon Money Market          $564,345
Paragon Short-Term            $802,652
Paragon Intermediate          $1,615,908
Paragon Louisiana             $808,333
Paragon Growth                $1,154,672

Paragon Equity                $683,343
Paragon Gulf South            $523,002
Paragon Power Intermediate    N/A
Paragon Power Growth          N/A
Paragon Power Equity          N/A
Paragon Power Gulf South      N/A


Proposed Investment Advisory Contract
-------------------------------------

     Under the proposed Investment Advisory Agreement, if approved, BOIA will have full responsibility for providing continuous investment advisory services to each Fund. In accordance with each Fund's investment objective, policies and restrictions, and subject to the general supervision of the Trustees, BOIA will manage the Funds' day-to-day investment activities. BOIA will provide investment research and make investment decisions concerning, and place all orders for, purchases and sales of the Funds' securities. BOIA also will maintain the Funds' records relating to such purchases and sales. Upon the acquisition of Premier Bancorp, Inc. by BANC ONE CORPORATION, BOIA contemplates that Donald E. Allred, Richard L. Chauvin and Keith W. Mooney, all of whom performed identical responsibilities as employees of Premier, will participate in decisions with respect to the Funds' investments, other than those of Paragon Money Market. The combined contributions of these experienced portfolio managers and BOIA to the Funds' management should enhance the level of services to Shareholders.

     In consideration for the services provided and expenses assumed under the Investment Advisory Agreement, the Trust would pay BOIA a monthly fee at an annual rate of the Fund's average daily net assets as follows:

                                         Management Fee
                                         --------------
Paragon Money Market Fund                     .20%
Paragon Short-Term                            .50%
Paragon Intermediate                          .50%
Paragon Louisiana                             .50%
Paragon Growth                                .65%
Paragon Equity                                .65%
Paragon Gulf South                            .65%
Paragon Power Intermediate                    .50%
Paragon Power Growth                          .65%
Paragon Power Equity                          .65%
Paragon Power Gulf South                      .65%


     If approved by Shareholders of a Fund, the proposed Investment Advisory Agreement will become effective as to that Fund on January 2, 1996, but only if Premier Bancorp, Inc. is acquired by BANC ONE CORPORATION by that date. If Premier Bancorp, Inc. is acquired by BANC ONE CORPORATION at a date later than January 2, 1996, the Investment Advisory Agreement will become effective as of that date. Unless sooner terminated, the proposed Investment Advisory Agreement will continue for an initial term ending January 1, 1998, and will thereafter continue for successive one-year terms, provided that such continuation is specifically approved at least annually by the Trustees, or by the vote of a majority of the outstanding Shares of such Fund, and, in either case, by a majority of the Trustees who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. Either BOIA or the Trust may, at any time on 60 days' prior written notice, terminate the Investment Advisory Agreement as to any Fund without payment of any penalty, by action of its Board of Trustees, or by vote of the majority of that Fund's outstanding voting securities. The Investment Advisory Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act.

     The Trustees unanimously approved the proposed Investment Advisory Agreement at a meeting held on

October 31, 1995. In unanimously approving the proposed Investment Advisory Agreement and recommending its approval by Shareholders, the Trustees, including the independent Trustees, considered the best interests of Shareholders of the Funds and took into account all factors they deemed relevant. The factors considered by the Trustees included the nature, quality, and extent of services furnished by BOIA; the investment record of BOIA in managing funds of a similar type; the depth of BOIA's investment management knowledge and experience; and data on investment performance, management fees and expense ratios of competitive funds and other funds advised by BOIA. In addition, the Board considered the extensive experience of BOIA and its affiliates in providing
investment management advice.   After considering these factors, the Trustees
concluded that the Investment Advisory Agreement would be beneficial to the Funds and the Shareholders.

     In the event that the holders of a majority of the outstanding Shares of any of the Funds vote in the negative with respect to the approval of the Investment Advisory Agreement, the Trustees will consider such further action as they may determine to be in the best interests of such Fund's Shareholders.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUNDS VOTE TO APPROVE THE PROPOSED INVESTMENT ADVISORY AGREEMENT.

               PROPOSAL (2) - APPROVAL OF SUB-INVESTMENT ADVISORY
                        AGREEMENT BETWEEN BOIA AND GSAM

     Under the proposed agreement, BOIA will act as investment manager to Paragon Money Market, pursuant to an investment advisory agreement between BOIA and the Trust, which appears as Exhibit B to this proxy statement and GSAM will act as sub-investment adviser pursuant to a sub-investment advisory agreement (the "Sub-Investment Advisory Agreement") between BOIA, GSAM and Paragon Money Market.

     On October 31, 1995, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or GSAM, as defined in the 1940 Act, unanimously approved the form of a new sub-investment advisory agreement between BOIA and GSAM on behalf of Paragon Money Market. The Trustees propose that the Shareholders of Paragon Money Market vote to reconfigure the investment advisory arrangement with respect to the Fund by selecting GSAM as the sub-investment adviser of the Fund.

     Under this arrangement, if approved, BOIA will have full responsibility for providing investment advisory services to Paragon Money Market. BOIA will discharge this responsibility in part through retention of GSAM, at BOIA's sole expense, to manage the day-to-day investment program of Paragon Money Market. BOIA will oversee the activities of GSAM and will be responsible for setting any policies it deems appropriate for GSAM's activities, subject to the direction of the Fund's Trustees.

     Shareholders of Paragon Money Market will continue to receive the benefits of BOIA's supervision of the managers of such Fund and, under the proposed arrangement, will receive the additional benefit of GSAM's investment advisory services. Decisions with respect to Paragon Money Market's investments will continue to be made by the individuals who made such decisions when GSAM acted as the Fund's investment adviser.

     In consideration for the services provided and expenses assumed under the Sub-Investment Advisory Agreement, BOIA has agreed to pay GSAM a fee, computed daily and paid monthly, at an annual rate of ten one-hundredths of one percent (.10%) of Paragon Money Market's average daily net assets. BOIA will bear sole responsibility for the payment of this fee to GSAM.

     Pursuant to the Sub-Investment Advisory Agreement, GSAM, in accordance with the Fund's investment objective, policies and restrictions, and subject to the general supervision of the Trustees and BOIA, will manage the Fund's day-to-day investment activities. GSAM will make investment decisions concerning, and place all orders for, purchases and sales of the Fund's securities and maintain the Fund's records relating to such purchases and sales. GSAM will bear those expenses expressly stated to be payable by it under the Sub-Investment Advisory Agreement.

     If approved by Shareholders, the proposed Sub-Investment Advisory Agreement will become effective on January 2, 1996, but only if Premier Bancorp, Inc. is acquired by BANC ONE CORPORATION by that date. If Premier Bancorp, Inc. is acquired by BANC ONE CORPORATION at a date later than January 2, 1996, the Sub-Investment Advisory Agreement will become effective as of that date. Unless sooner terminated, the Sub-Investment Advisory Agreement will continue for an initial term ending May 31, 1996 and will thereafter continue for successive one-year terms, provided that such continuation is specifically approved at least annually by Trustees, or by the vote of a majority of the outstanding Shares of the Fund, and, in either case, by a majority of the Trustees who are not interested persons as defined in the Investment Company Act of 1940, by vote cast in person at a meeting called for such purpose. The Sub-Investment Advisory Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act.

     In unanimously approving the proposed Sub-Investment Advisory Agreement and recommending their approval by shareholders, the Trustees of the Funds, including the independent Trustees, considered the best interests of shareholders of the Fund and took into account all factors they deemed relevant. The factors considered by the independent Trustees included the nature, quality and extent of the service provided by GSAM, and data on investment performance, management fees and expense ratios of competitive funds. After considering these factors, the Trustees concluded at their meeting on October 31, 1995 that the Sub-Investment Advisory Agreement would be beneficial to the Fund and to shareholders.

     In the event that holders of a majority of the outstanding shares of the Fund vote in the negative with respect to the Sub-Investment Advisory Agreement, the Trustees will consider such further action as they may determine to be in the best interests of the Fund's shareholders.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF PARAGON MONEY MARKET VOTE TO APPROVE THE SUB-INVESTMENT ADVISORY AGREEMENT.

FUTURE PLANS FOR THE FUNDS
--------------------------

       At their meeting on October 31, 1995, the Trustees of the Trust unanimously approved a proposal to consolidate each Fund (other than the Power Portfolios) with a similar existing or new series (the "One Group Funds") of The One Group. Like the Trust, The One Group is an open-end, management investment company. BOIA acts or will act as the investment adviser to each of the One Group Funds. The Funds' shareholders will not be asked to consider or vote on the proposed consolidations at their December ___, 1995 meeting. Instead, it is expected that another shareholder meeting will be held in February, 1996 for the purpose of acting on a consolidation proposal. Shareholders of the Funds will receive separate proxy materials containing detailed information about the proposed consolidations prior to the February, 1996 meeting. If the consolidation proposed is approved, the consolidations would take place on or about March 1, 1996. The Trustees of the Trust would have also approved the termination of the Power Portfolios.

INFORMATION ABOUT BOIA
----------------------

       BOIA is an indirect, wholly-owned subsidiary of BANC ONE CORPORATION, a bank holding company incorporated in the state of Ohio. B0IA's offices are located at 774 Park Meadow Road, Westerville, Ohio 43081. BANC ONE CORPORATION's offices are located at 100 East Broad Street, Columbus, Ohio 43271. BANC ONE CORPORATION operates 65 banks in Colorado, Illinois, Indiana, Kentucky, Ohio, Texas, Wisconsin, Arizona, Utah, Oklahoma and West Virginia and over 1,408 offices. In addition, BANC ONE CORPORATION has several affiliates that engage in data processing, venture capital, investment and merchant banking, and other diversified services including trust, investment management, brokerage, equipment leasing, mortgage banking, consumer finance and insurance. On a consolidated basis, BANC ONE CORPORATION had assets of over $86 billion as of June 30, 1995.

       BOIA represents a consolidation of the investment advisory staffs of a number of bank affiliates of BANC ONE CORPORATION, which have considerable experience in the management of open-end management investment company portfolios, including The One Group\\(R)\\ since 1985 (then known as The Helmsman Fund). Prior to January 1993, Bank One, Milwaukee, NA, Bank One Columbus, NA, and Bank Indianapolis, NA served as the investment adviser to these portfolios. Bank One, Milwaukee, NA is an indirect wholly-owned subsidiary of BANC ONE CORPORATION.

     As of June 30, 1995, BOIA, together with its advisory affiliates, acted as investment adviser for approximately $35 billion in assets, of which over $10 billion is in The One Group. BOIA serves as investment adviser to the following portfolios of The One Group(R) which have investment objectives similar to those of the Funds:

                                         Assets      Fees After Waiver   Fees Absent Waiver
                                     --------------  ------------------  -------------------

The One Group Treasury Securities
Money Market Fund                    $1,178,091,000                .21%                 .35%

The One Group Limited Volatility
Bond Fund                            $  410,746,000                .28%                 .60%

The One Group Income Equity Fund     $  170,919,000                .74%                 .74%

The One Group Government
Bond Fund                            $  379,826,000                .44%                 .45%


     The name and principal occupation of each of the principal executive officers and directors of BOIA are as follows:

                              Position(s) Held           Principal
Name and Address               With the BOIA             Occupation
---------------------------  ------------------  --------------------------

Michael J. McMennamin        Director            Executive Vice President and
                                                 Chief Financial Officer
                                                 BANC ONE CORPORATION

Frederick L. Cullen          Director            Chairman, President and
                                                 Chief Executive Officer,
                                                 Bank One, Columbus, NA
                                                 and President, Banc One
                                                 Ohio Corporation

David R. Meuse               Director            Chairman and
                                                 Chief Executive
                                                 Officer, Banc One
                                                 Capital Holdings
                                                 Corporation

Robert T. Johnson            Director            President, Personal Trust,
                                                 Bank One, Arizona, NA

Geoff Von Kuhn               Director            President, Banc One
                                                 Institutional Investor
                                                 Services Group

Matthew V. Wible             Secretary           Senior Attorney,
                                                 BANC ONE CORPORATION

David J. Kundert             Chairman and Chief  Chairman and
                             Executive Officer   Chief Executive
                                                 Officer, Banc One
                                                 Investment Management
                                                 and Trust Group

          The principal business address of the principal executive officer and directors of BOIA is 774 Park Meadow Road, Westerville, Ohio 43081.



GLASS-STEAGALL ACT

   In 1971 the United States Supreme Court held in Investment Company
                                                   ------------------
Institute v. Camp that the federal statute commonly referred to as the Glass-
-----------------
Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) preclude a bank holding company registered under the Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such investment company. In 1981 the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company
        ----------------------------------------------------------------------
Institute that the Board did not exceed its authority under the Holding Company
---------
Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to Act as investment advisers to registered closed-end investment companies. In the Board of Governors case the
                                                    ------------------
Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to Act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

   BOIA has represented to the Trust in the Investment Advisory Agreement that it may perform the services contemplated by the Trust's Prospectus, the Trust's Statement of Additional Information and the Investment Advisory Agreement, without violation of applicable statutes and regulations. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative or interpretations of present and future regulations, could prevent or restrict BOIA from continuing to perform such services for the Trust. Depending upon the nature of any changes in services which could be provided by BOIA, the Trustees would review the Trust's relationship with BOIA and consider taking all action necessary in the circumstances.

   Should future legislative, judicial or administrative action prohibit or restrict the proposed activities of or its affiliated and correspondent banks in connection with customer purchases of Shares of the Trust, such banks might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Trust's method of operations would effect the net asset value per Share of any Fund of the Trust or result in financial losses to any customer.

INFORMATION ABOUT PREMIER INVESTMENT ADVISORS, L.L.C.
-----------------------------------------------------

   Premier became the Funds' investment adviser or subadviser on December 31, 1993 as the result of the transfer to it of each Fund's Investment Advisory or Subadvisory Agreement with Premier Investment Advisors, Inc. ("PIA Inc."), the Funds' previous investment adviser or subadviser. PIA Inc. had managed each of the Funds since inception. Prior to its incorporation in 1985, PIA Inc. was the Investment Department of the Trust Division of Louisiana National Bank of Baton Rouge (Premier Bank's predecessor), the flagship bank of the holding company.
In addition to managing the assets of the Funds, Premier also manages approximately $700 million in assets for tax-exempt organizations, pension plans, other employee benefit plans, foundations, endowments and personal trust as of December 31, 1994.

INFORMATION ABOUT GOLDMAN SACHS ASSET MANAGEMENT
------------------------------------------------

   GSAM, One New York Plaza, New York, New York, 10004, a separate operating division of Goldman, Sachs & Co., acts as investment adviser to Paragon Treasury Money Market Fund and also serves as the Funds' administrator. Goldman Sachs was registered as an investment adviser in 1981. As of January 31, 1995, GSAM, together with its advisory affiliates, acted as investment adviser, administrator or distributor for approximately $48.7 billion in assets.

   GSAM serves as investment adviser to the following money market funds, which have investment objectives and policies similar to those of Paragon Money Market.



                                           Total Assets as  Fees After   Fees Absent
                                             of 10/31/95      Waivers      Waivers
                                           ---------------  -----------  ------------

Goldman Sachs Money Market                  $  923,549,608         .35%          .35%
Trust--Institutional Liquid
Assets-Treasury Obligations Portfolio

Goldman Sachs Money Market                  $1,719,397,025         .04%         .075%
Trust--Financial Square Funds-Financial
Square Treasury Obligation Fund

     GSAM is also the administrator for the Funds. Under the Administration Agreement of the trust, GSAM administers the Trust's business affairs, subject to the supervision of the Board of Trustees, and in connection therewith furnishes the Trust with office facilities and is responsible for ordinary clerical, recordkeeping and bookkeeping services required to be maintained by the Trust (excluding those maintained by the Trust's custodian, transfer agent or investment adviser), preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Trust's custodian and transfer agent, providing assistance in connection with meetings of the Board of Trustees and shareholders and other administrative services necessary to conduct the Trust's business. For these services and facilities, each Fund has agreed to pay to GSAM a monthly fee at an annual rate of .15% of the Fund's average daily net assets. However, GSAM has voluntarily reduced the administration fee payable by Paragon Louisiana to .10% of that Fund's average daily net assets.

INFORMATION ABOUT GOLDMAN, SACHS & CO.
--------------------------------------

  Goldman, Sachs & Co. ("Goldman Sachs") serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement with the Trust. Shares may also be sold by investment dealers who are members of the NASD and certain other financial service firms, who have entered into dealers agreements with Goldman Sachs ("Authorized Dealers"). The minimum investment requirements, services, programs and purchase and redemption options for shares purchased through a particular Authorized Dealer may be different from those available to investors purchasing through other Authorized Dealers. The Distributor will assist in the sale of shares of the Funds upon the terms and at the offering price described herein. The Distributor also assists in advertising and marketing shares of the Funds, including the distribution of the Funds' Prospectus and Statement of Additional Information and marketing materials.

  The name and principal address of the general partners of Goldman Sachs is attached as Exhibit C.

                             ADDITIONAL INFORMATION
TRUSTEES OF THE TRUST

  None of the trustees or officers of the Trust hold positions with BOIA, or have an interest in BOIA or in a person controlling, controlled by or under common control with BOIA.

BENEFICIAL OWNERS

      The following list indicates the percentage ownership of the Shareholders who, to the best knowledge of the Funds, are the beneficial owners of more than 5% of the outstanding Shares of the Funds:


                        Type of                                 Percentage
Fund                    Ownership             Address           of Ownership
----                    ---------             ------            ------------

Paragon Money Market    LaBanc & Co.          LaBanc & Co.      92%
                        c/o Premier Bank, NA  Premier Bank, NA
                        as Trustee            PO Box 1511
                                              Baton Rouge, LA
                                              70821-1511

Paragon Short-Term      ''                    ''                92%


Paragon Intermediate    ''                    ''                90%


Paragon Louisiana       ''                    ''                70%


Paragon Growth          ''                    ''                83%


Paragon Equity          ''                    ''                94%


Paragon Gulf South      ''                    ''                79%


Paragon Power           GNA Variable          GNA Variable     100%
Intermediate            Investment            Investment
                        Account               Account of Great
                                              Northern
                                              Insured Annuity
                                              Corporation
                                              5600 Two Union
                                              Square
                                              Seattle,
                                              Washington
                                              98111-0490



Paragon Power Growth     ''                     ''              100%


Paragon Power Equity     ''                     ''              100%


Paragon Power Gulf South  ''                    ''              100%


For the fiscal year ended November 30, 1994, the Funds paid brokerage commissions as follows:



                                                            Total
                                 Total        Total       Brokerage
                               Brokerage    Amount of    Commissions
                    Total     Commissions  Transactions    Paid to
                  Brokerage     Paid to      on which    Brokers Who
                 Commissions  Affiliated   Commissions    Provided
                    Paid        Persons        Paid       Research
                 -----------  -----------  ------------  -----------




Paragon Value
Growth Fund+        $232,059   $-0- (0%)*  $151,349,263     $171,479

Paragon Value
Equity Income
Fund +              $117,597   $-0- (0%)*  $ 72,375,548     $ 93,822

Paragon Gulf
South
Growth Fund++       $ 60,992   $-0- (0%)*  $ 25,726,579     $ 34,135

-----------------------
*  Percent of total commission paid

+  Commenced operations December 29, 1989.
++ Commenced operations July 1, 1999.

As a group, the officers and Trustees of the Trust own less than 1% of the outstanding Shares of each of the Funds.

Dated: December ___ , 1995

IF YOU DO NOT EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE SIGN YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. FOR YOUR CONVENIENCE, NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                               PARAGON PORTFOLIO
                  PROXY SOLICITATION BY THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Marcia L. Beck, Pauline Taylor, John Mosior, Nancy Mucker and Michael J. Richman, with full power of substitution in each, to vote all the shares of beneficial interest of Paragon Treasury Money Market Fund ("Paragon Money Market"), Paragon Short-Term Government Fund ("Paragon Short-Term"), Paragon Intermediate-Term Bond Fund ("Paragon Intermediate"), Paragon Louisiana Tax-Free Fund ("Paragon Louisiana"), Paragon Value Growth Fund ("Paragon Growth"), Paragon Value Equity Income Fund ("Paragon Equity"), Paragon Gulf South Growth Fund ("Paragon Gulf South"), Paragon Power Intermediate-Term Bond Portfolio ("Paragon Power Intermediate"), Paragon Power Value Growth Portfolio ("Paragon Power Growth"), Paragon Power Value Equity Income Portfolio ("Paragon Power Equity"), and Paragon Power Gulf South Growth Portfolio ("Paragon Power Gulf South") (collectively, the "Funds"), each of which is a separate series of the Paragon Portfolio (the "Trust"), which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Funds to be held at the Trust's offices at 10:00 a.m. (Eastern Time) at 4900 Sears Tower, Chicago, Illinois 60606 and at any adjournment thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or , if only one votes and acts, then by that one.


1. To approve an Investment Advisory Agreement between Banc One Investment Advisors Corporation ("BOIA") and the Trust with respect to the eleven portfolios (the "Funds") of the Trust;

            ----              ----                     ----
FOR        /   /     AGAINST /   /           ABSTAIN  /   /
           ----              ----                     ----


2. To approve a Sub-Investment Advisory Agreement between Banc One Investment Advisors Corporation and Goldman Sachs Asset Management with respect to Paragon Treasury Money Market Fund;


            ----              ----                     ----
FOR        /   /     AGAINST /   /           ABSTAIN  /   /
           ----              ----                     ----


3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.



            ----              ----                     ----
FOR        /   /     AGAINST /   /           ABSTAIN  /   /
           ----              ----                     ----

                                                                       EXHIBIT A



                         INVESTMENT ADVISORY AGREEMENT

          AGREEMENT made as of January 1, 1996 between The Paragon Portfolio, a Massachusetts business trust (herein called the "Trust"), and Banc One Investment Advisors Corporation, an Ohio Corporation with its principal office in Westerville, Ohio (herein called the "Investment Adviser").

          WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

          WHEREAS, the Trust desires to retain the investment Adviser to furnish investment advisory and related services to the series of the Trust identified in Schedule A hereto (the "Portfolios") and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

          l.  Appointment.  The Trust hereby appoints the Investment Adviser to
              -----------
act as investment adviser to the Portfolios for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

          2.  Delivery of Documents.  The Trust has furnished the Investment
              ----------------------
Adviser with copies properly certified or authenticated of each of the following documents:

          (a) the Trust's Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts on October 2, 1989, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

          (b)  the Trust's By-Laws and amendments thereto;

          (c) resolutions of the Trust's Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;

          (d) the Trust's original Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on ____________, 1989 and all amendments thereto;

          (e) the Trust's current Registration Statement on Form N-lA under the Securities Act of 1933, as amended ("1933 Act"), and under the 1940 Act, as filed with the Securities and Exchange Commission; and

          (f) the Portfolios' most recent prospectus and Statement of Additional Information (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the "Prospectus").

          The Trust will furnish promptly the Investment Adviser with copies of all amendments of or supplements to the foregoing documents.

          3.  Management.  Subject to the supervision of the Trust's Board of
              -----------
Trustees, the Investment Adviser will provide or cause to be provided a continuous investment program for each Portfolio, including investment research and management with respect to all securities and investments and cash equivalents in said Portfolios. The Investment Adviser will determine or cause to be determined from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Portfolios and will place or cause to be placed orders for purchase and sale on behalf of the Trust with respect to the Portfolios. The Investment Adviser will provide the services under this Agreement in accordance with each Portfolio's investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees. The Investment Adviser further agrees that it:

          (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

          (b) will comply in all material respects with all applicable Rules and Regulations of the Securities and Exchange Commission and in addition will conduct its activities under this Agreement in accordance with any applicable regulations pertaining to the investment advisory activities of the Investment Adviser;

          (c) will not make loans to any person to purchase or carry shares of beneficial interest of the Trust or make loans to the Trust;

          (d) will place or cause to be placed orders pursuant to its investment determinations for the Trust either directly with the issuer or with any broker or dealer. In regard to such orders placed with brokers and dealers, the Investment Adviser or any sub-investment adviser employed by the Investment Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Adviser or any sub-investment adviser employed by the Investment Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Investment Adviser or any such sub-investment adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to The One Group Services Company, the Investment Adviser or any sub-investment adviser employed by the Investment Adviser, or any affiliated person of either the Trust, The One Group Services Company, the Investment Adviser or any sub-investment adviser employed by the Investment Adviser;

          (e) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present or potential interest holders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Trust; and

          (f) will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Trust, the Investment Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust's account are customers of the Investment Adviser or of its parent or its subsidiaries or affiliates. In dealing with such customers, the Investment Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust.

          4.  Use of Sub-Investment Adviser.  The Investment Adviser may,
              ------------------------------
subject to the approvals required under the 1940 Act, employ a sub-investment adviser to assist the Investment Adviser in the performance of its duties under this Agreement. Such use does not relieve the Investment Adviser of any duty or liability it would otherwise have under this Agreement. Compensation of the sub-Investment Adviser for services provided and expenses assumed under any agreement between the Investment Adviser and the sub-Investment Adviser permitted under this paragraph is the sole responsibility of the Investment Adviser.

          5.  Services Not Exclusive.  The investment management services
              -----------------------
furnished by the Investment Adviser hereunder are not to be deemed exclusive. Except to the extent necessary to perform the Investment Adviser's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Investment Adviser, or any subsidiary or affiliate of the Investment Adviser, or any employee of the Investment Adviser, to engage in any other business or to devote time and attention to any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other person.

          6.  Books and Records.  In compliance with the requirements of Rule
              ------------------
31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

          7.  Expenses.  During the term of this Agreement, the Investment
              --------
Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Trust. The Trust will be responsible for all of the Trust's expenses and liabilities.

          8.  Compensation.  For the services provided and the expenses assumed
              -------------
pursuant to this Agreement, each of the Portfolios will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee computed daily and paid monthly in arrears on the first business day of each month at the applicable annual rate set forth on Schedule A hereto. If the fee payable to the Adviser pursuant to this paragraph begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of the Trust's net assets shall be computed in the manner specified in the Prospectus and the Fund's Declaration of Trust for the computation of the value of the Trust's net assets in connection with the determination of the net asset value of the Trust's shares.

     If in any fiscal year the aggregate expenses of any of the Portfolios (as defined under the securities regulations of any state having jurisdiction over the Fund) exceed the expense limitations of any such state, the Investment Adviser will reimburse the Portfolio for a portion of such excess expenses equal to such excess times the ratio of the fees otherwise payable by the Portfolio to the Investment Adviser hereunder (after giving effect to any waiver of fees agreed to by the Investment Adviser) to the aggregate fees otherwise payable by the Portfolio to the Investment Adviser hereunder (after giving effect to any waiver off fees agreed to by the Investment Adviser) and to Goldman Sachs Asset Management under the Administration Agreement between it and the Fund (after giving effect to any waiver off fees agreed to by Goldman Sachs Asset Management under said Administration Agreement). The obligation of the Investment Adviser to reimburse the Portfolios hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year, provided, however, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Portfolios for such proportion of such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Trust so require. Such expense reimbursement, if any, will be estimated daily and reconciled and paid on a monthly basis.

          9.  Limitation of Liability.  The Investment Adviser shall not be
              -----------------------
liable for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

          10.  Duration and Termination.  This Agreement will become effective
               ------------------------
as to a particular Portfolio as of the date first written above, provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Portfolio, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until December 31, 1997. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Portfolio for successive periods of twelve months each ending on December 31 of each year, such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of such Portfolio. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Portfolio at any time on sixty days' written notice, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Portfolio) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

          11.  Amendment of this Agreement.  No provision of this Agreement may
               ---------------------------
be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          12.  Miscellaneous.  The captions in this Agreement are included for
               -------------
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the Commonwealth of Massachusetts.

     The names "Paragon Portfolio" and "Trustees of Paragon Portfolio" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated as of October 2, 1989 to which reference is hereby made and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "The Paragon Portfolio" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of Shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                PARAGON PORTFOLIO


Seal                            By: ___________________________________
                                                (Title)



                                BANC ONE INVESTMENT ADVISORS
                                CORPORATION


                                By:_____________________________________
                                                (Title)

                                   SCHEDULE A
                                     TO THE
                     INVESTMENT ADVISORY AGREEMENT BETWEEN
                               PARAGON PORTFOLIO
                                      AND
                    BANC ONE INVESTMENT ADVISORS CORPORATION
                             DATED JANUARY 2, 1996



     NAME OF FUND                                            COMPENSATION
     ------------                                            ------------

Paragon Treasury Money Market Fund    Annual rate of twenty one-hundredths of
                                      Paragon Treasury Money Market Fund's
                                      average daily assets

Paragon Short Term Government Fund    Annual rate of fifty one-hundredths of
                                      Paragon Short Term Government Fund's
                                      average daily assets

Paragon Intermediate Term Bond Fund   Annual rate of fifty one-hundredths of
                                      Paragon Intermediate Term Bond Fund's
                                      average daily assets

Paragon Value Equity Income Fund      Annual rate of sixty-five one-hundredths
                                      of Paragon Value Equity Income Fund's
                                      average daily assets

Paragon Louisiana Tax-Free Fund       Annual rate of fifty one-hundredths of
                                      Paragon Louisiana Tax-Free Fund's average daily assets

Paragon Value Growth Fund             Annual rate of sixty-five one-hundredths
                                      of Paragon Value Growth Fund's average
                                      daily assets

Paragon Gulf South Fund               Annual rate of sixty-five one-hundredths
                                      of Paragon Gulf South Fund's average daily assets

Paragon Power Intermediate-Term       Annual rate of fifty one-hundredths of
                                      Bond PortfolioParagon Power Intermediate-
                                      Term Bond Portfolio's average daily assets

Paragon Power Value Growth Portfolio  Annual rate of sixty-five one-hundredths of Paragon Power Value Growth Portfolio's average daily assets

Paragon Power Value Equity Income
Portfolio                             Annual rate of sixty-five one-hundredths
                                      of Paragon Power Value Equity Income
                                      Portfolio's average daily assets

Paragon Power Gulf South Growth
Portfolio                             Annual rate of sixty-five one-hundredths
                                      of Paragon Power Gulf South Growth
                                      Portfolio's average daily assets

                                                                       Exhibit B


                               PARAGON PORTFOLIO
                                4900 Sears Tower
                               Chicago, IL 60606


                                           January __, 1996



Goldman Sachs
Asset Management
One New York Plaza
New York, NY 10004

                  Investment Advisory Agreement For Subadviser
                  --------------------------------------------
                      (Paragon Treasury Money Market Fund)

Dear Sirs:

Banc One Investment Advisors Corporation, an Ohio corporation with its principal office in Westerville, Ohio (the "Investment Adviser"), is investment adviser to Paragon Portfolio (the "Trust") on behalf of Paragon Treasury Money Market Fund (the "Fund"). The Trust has been organized under the laws of Massachusetts to engage in the business of an investment company. The shares of beneficial interest of the Trust ("Shares") are divided into multiple series, including the Fund, as established pursuant to a written instrument executed by the Trustees of the Trust. Pursuant to authority granted the Adviser by the Trust's Trustees and pursuant to the provisions of the Investment Advisory Agreement dated January __, 1996 between the Adviser and the Trust, the Adviser has selected you to act as an investment subadviser of the Fund and to provide certain services, as more fully set forth below, and you are willing to act as such investment subadviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Adviser and the Trust on behalf of the Fund agree with you as follows:

I.   ADVISORY SERVICES

     Subject to the supervision of the Investment Adviser and the Trust's Board of Trustees, you will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments and cash equivalents in the Fund's portfolio. You will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund and will place orders for purchases and sales on behalf of the Fund. You will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's Prospectus and in resolutions of the Trust's Board of Trustees.

     In the performance of your duties hereunder, you are and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust or of the Adviser. You will make your officers and employees available to meet with the Trust's officers and Trustees at least quarterly on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions.

     In compliance with the requirements of Rule 31a-3 under the Investment Company Act of 1940 (the "Act"), you agree that all records which you maintain for the Fund are the property of the Fund. You further agree to surrender promptly to the Fund any such records upon the Fund's request. You agree to preserve for the periods prescribed by Rule 31c-2 under the Act the records required to be maintained by Rule 31a-1 under the Act.

     You will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders and will not use such records and information for any purpose other than the performance of your responsibilities, except after prior notification and approval in writing by the Fund. Such approval shall not be unreasonably withheld and may not be withheld where you may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities or when requested by the Fund.

II.  ALLOCATION OF CHARGES AND EXPENSES

     You will bear your own costs of providing services hereunder. Except as aforesaid, you will not be required to pay any expenses of the Fund.

III. COMPENSATION OF THE SUBADVISER

     For all investment management services to be rendered hereunder, the Adviser will pay you on the last day of each month a fee, at an annual rate equal to .10% of the average daily net assets, as defined below, of the Fund. The "average daily net assets" of the Fund are defined as the average of the values placed on the net assets as of 4:00 p.m. (New York time), on each day on which the net asset value of the Fund's portfolio is determined consistent with the provisions of Rule 22c-1 under the Investment Company Act of 1940 or, if the Fund lawfully determines the value of the net assets of its portfolio as of some other time on each business day, as of such time. The value of net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this paragraph III, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined on that day. If the determination of the net asset value of the Shares of the Fund has been suspended pursuant to the Declaration of Trust of the Trust for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month). If the Fund determines the value of the net assets of its portfolio more than once on any day, the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this paragraph III.

IV.  LIMITATION OF LIABILITY

     You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or except a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement. Any person, even though also employed by you, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent. The Adviser shall indemnify you for any damages and related expenses incurred by you as a result of the performance of your duties hereunder, unless the same shall result from behavior found by a final judicial determination to constitute willful misfeasance, bad faith, gross negligence or a reckless disregard of your obligations, as specified above.

V.   DURATION AND TERMINATION OF THIS AGREEMENT

     This Agreement shall remain in force until May 31, 1996. This Agreement may, on 45 days' written notice, be terminated at any time without the payment of any penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, by the Adviser, or by you. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the Act (particularly the definitions of "interested person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

VI.  AMENDMENT OF THIS AGREEMENT

     No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund and by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Adviser, you or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     It shall be your responsibility to furnish to the Trustees of the Trust such information as may reasonably be necessary in order for such Trustees to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to paragraphs V or VI hereof.

VII. GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

VIII.MISCELLANEOUS

     The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

The name "Paragon Portfolio" is the designation of the Trustees for the time being under the Declaration of Trust dated October 2, 1989, as amended from to time, and all persons dealing with the Trust or the Fund must look solely to the property of the Trust or the Fund for the enforcement of any claims against the Trust as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust. No series of the Trust (including the Fund) shall be liable for any claims against any other series of the Trust.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return one such counterpart to the Trust and the other such counterpart to the Adviser, whereupon this letter shall become a binding contract.

                         Yours very truly,

                               PARAGON PORTFOLIO
                         (ON BEHALF OF PARAGON TREASURY
                               MONEY MARKET FUND)

Attest:

By:                                                       By:
    ------------------------------                                --------------
 Michael J. Richman
 Title: Secretary of the Trust


                    BANC ONE INVESTMENT ADVISORS CORPORATION

Attest:


By:______________________       By:_________________________
Name                                                  Name
Title                                          Title



                         GOLDMAN SACHS ASSET MANAGEMENT
                        A SEPARATE OPERATING DIVISION OF
                              GOLDMAN, SACHS & CO.

Attest:


By:______________________       By:_________________________
Name                                                  Name
Title                                          Title

                                                                       Exhibit C

                        GOLDMAN SACHS ASSET MANAGEMENT

  The following individuals are all general partners of Goldman, Sachs & Co.

  NAME AND PRINCIPAL                NAME AND PRINCIPAL
  BUSINESS ADDRESS                  BUSINESS ADDRESS
  ----------------                  ----------------

  Jon Corzine, Chairman (1)(2)      Hideo Ishihara (10)
  Roy J. Zuckerberg (2)             Oki Matsumoto Inc. (2)
  David M. Silfen (2)               Richard M. Hayden (2)
  Eugene V. Fife (7)                Armen A. Avanessians (2)
  Robert J. Hurst (2)               Howard C. Katz (2)
  Paul M. Achleitner (7)            Peter K. Barker (9)
  Joel S. Beckman (2)               David W. Blood (7)
  Eric S. Dobkin (2)                Henry M. Paulson, Jr.(8)
  Willard J. Overlock, Jr. (2)      Zachariah Cobrinik (7)
  Jonathan L. Cohen (2)             Kevin W. Kennedy (2)
  Frederic B. Garonzik(7)           Daniel M. Neidich (2)
  William C. Landreth (11)          Edward Spiegel (2)
  Gary D. Cohn (7)                  Christopher A. Cole (2)
  Fischer Black (5)                 Henry Cornell (13)
  Robert F. Cummings, Jr. (2)       Robert V. Delaney (2)
  Angelo De Caro (7)                Joseph DellaRosa (2)
  Steven G. Einhorn (2)             David B. Ford (2)
  J. Michael Evans (7)              Lawton W. Fitt (2)
  David M. Leuschen (2)             Michael D. McCarthy (2)
  Michael R. Lynch (2)              Joseph D. Gatto (2)
  Donald C. Opatrny, Jr. (7)        Thomas E. Tuft (2)
  Peter C. Gerhard (2)              Michael P. Mortara (2)
  Robert J. Katz (1) (2)            Lloyd C. Blankfein (2)
  Nomi P. Ghez (2)                  John P. Curtin, Jr. (2)
  David T. Hamamoto (2)             Dexter D. Earle (2)
  Gavyn Davies (7)                  Christopher Flowers (2)
  Nobuyoshi John Ehara (10)         Walter H. Haydock (15)
  Nobuyoshi John Ehara Inc. (10)       Jun Makihara Inc. (9)
  Gary Gensler (2)                  Thomas J. Healey (2)
  Charles T. Harris, III (2)        Robert E. Higgins (2)
  Stephen Hendel (2)                David L. Henle (2)
  Ernest S. Liu (2)                 Charles B. Mayer, Jr. (2)
  Eff W. Martin (11)                Mark Schwartz (2)
  Michael J. O'Brien (7)            Robert K. Steel (7)
  Stephen M. Semlitz (2)            John A. Thain (2)
  Francis J. Ingrassia (2)          Scott B. Kapnick (7)
  John L. Thornton (7)              Joseph R. Zimmel (2)
  Bracebridge H. Young, Jr. (10)    Gary L. Zwerling (2)

  NAME AND PRINCIPAL                NAME AND PRINCIPAL
  BUSINESS ADDRESS                  BUSINESS ADDRESS
  ----------------                  -----------------

  Barry L. Zubrow (2)               Andrew M. Alper (2)
  Jon R. Aisbitt (7)                Frank L. Coulson, Jr. (2)
  William J. Buckley (2)            Richard A. Friedman (2)
  Connie Duckworth (8)              John H. Gleberman (2)
  Alan R. Gillespie (7)             Steven M. Heller (2)
  Jacob D. Goldfield (2)            Robert S. Kaplan (10)
  Ann F. Kaplan (2)                 Kevin M. Kelly (2)
  Peter D. Kiernan, III (2)         Gaetano J. Muzio (2)
  T. Willem Mesdag (7)              Timothy J. O'Neill (2)
  Robin Neustein (2)                John J. Powers (2)
  Scott M. Pinkus (2)               Arthur J. Reimers,III (7)
  Stephen D. Quinn (2)              Richard A. Sapp (7)
  James P. Riley, Jr. (2)           Donald F. Textor (2)
  John C. Kleinert (2)              Patrick J. Ward (10)
  Thomas B. Walker, III (2)         Jon Winkelried (2)
  Jeffrey M. Weingarten (7)         Gregory K. Palm (7)
  Richard E. Witten (2)             John O. Downing (7)
  Carlos A. Cordeiro (7)            Michael D. Fascitelli (2)
  W. Mark Evans (7)                 Reuben Jeffrey, III (2)
  Sylvain M. Hefes (7)              Jun Makihara (9)
  Lawrence H. Linden (2)            Robert B. Morris,III (11)
  Masanori Mochida (10)             Suzanne M. Johnson (9)
  Philip D. Murphy (14)             Carl G.E. Palmstierna (7)
  Terence M. O'Toole (2)            J. David Rogers (10)
  Michael G. Rantz (2)              Peter Savitz (10)
  Joseph Sassoon (7)                Ralph F. Severson (11)
  Charles B. Seelig, Jr. (2)        Gary A. Syman (10)
  Gene T. Sykes (9)                 John L. Townsend, III (2)
  Leslie C. Tortora (2)             David A. Viniar (2)
  Lee G. Vance (7)                  Peter A. Weinberg (2)
  John S. Weinberg (2)              George W. Wellde, Jr. (2)
  Laurence M. Weiss (2)             Sharmin Mossavar-
  Jaime E. Yordan (2)                   Rahmani (5)
  Jonathan L. Kolatch (2)           Robert Litterman (2)
  Peter S. Kraus (2)                Thomas J. Macirowski (2)
  Jonathan M. Lopatin (2)           Oki Matsumoto (10)
  Peter G. Mallinson (13)           Eric M. Mindich (2)
  E. Scott Mead (7)                 Thomas K. Montag (2)
  Steven T. Mnuchin (2)             Kipp M. Nelson (7)
  Edward A. Mule (2)                Robert J. O'Shea (2)
  Christopher K. Norton (14)        Jack L. Salzman (2)
  Wiet H. Pot (7)                   Michael F. Schwerin (2)
  Eric S. Schwartz (2)              Richard G. Sherlund (2)
  Richard S. Sharp (7)              Cody J. Smith (2)

  NAME AND PRINCIPAL                NAME AND PRINCIPAL
  BUSINESS ADDRESS                  BUSINESS ADDRESS
  ----------------                  -----------------

  Michael S. Sherwood (7)           Esta E. Stecher (2)
  Daniel W. Stanton (2)             Byron D. Trott (8)
  Frederic E. Steck (11)            Peter S. Wheeler (13)
  Barry S. Volpert (2)              Gary W. Williams (2)
  Anthony G. Williams (7)           Danny O. Yee (13)
  Tracy R. Wolstencroft (4)         Mark A. Zurack (2)
  Michael J. Zamkow (2)             Masnori Mochida Inc. (10)
  Hideo Ishihara Inc (10)

__________

(1)   Management Committee
(2)   85 Broad Street, New York, NY  10004
(3)   Mellon Bank Center, 1735 Market Street, 26th Floor,
        Philadelphia, PA 19103
(4)   100 Crescent Court, Suite 1000, Dallas, TX 75201
(5)   One New York Plaza, New York, NY 10004
(6)   1000 Louisiana Street, Suite 550, Houston, TX 77002
(7)   Peterborough Court, 133 Fleet Street, London EC4A 2BB,
        England
(8)   4900 Sears Tower, Chicago, IL 60606
(9)   333 South Grand Avenue, Suite 1900, Los Angeles, CA 90071
(10) ARK Mori Bldg.,10th Floor, 12-32 Akasaka, 1-chome, Minato-ku, Tokyo 107, Japan
(11)  555 California Street, 31st Floor, San Francisco, CA 94104
(12)  Exchange Place, 53 State Street, 13th Floor, Boston, MA 02109
(13) Asia Pacific Finance Tower, 35th Floor, Citibank Plaza, 3 Garden Road, Hong Kong
(14)  Finanz GmbH, MesseTurm, 60308 Frankfurt am Main 1, Germany
(15)  Munsterhof 4, 8022, Zurich, Switzerland